IPAA OGIS 10 June, 2010 London Exhibit 99.1 th

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 2
Forward Looking Statements
Except for historical information, this presentation contains forward looking statements and information with respect to net oil and gas reserve assertions, valuations and development assumptions, gas sales in Australia and its valuation, expense reduction plans and other potential development projects, exploration and drilling plans. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied from such information.
The United States Securities and Exchange Commission (SEC) permits oil and gas filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under
existing economic and operating conditions.   The SEC has allowed certain changes to the
basis and reporting of contingent resources and potential reserves.  Investors are urged to consider closely the disclosures in Magellan’s periodic filings with the SEC available from us at the company’s website www.magellanpetroleum.com

Magellan petroleum

Magellan Petroleum Corporation
MPET
Jun 03, 2010
2.5
2.0
1.5
1.0
0.5
© Yahoo!
Jul 09
Sep 09
Nov 09
Jan 10
Mar 10
May 10
Volume
2.0
1.5
1.0
0.5
0.0

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 3
Company Profile:
Business Summary:
Company Profile
Pacific - Develop discovered/proven natural gas
fields to service growing vehicle fuel oxygenate
demand in Asia; mainly China
North America - Redevelop overlooked domestic
onshore oil fields using Enhanced Oil Recovery
techniques and new technologies
Magellan Petroleum Corporation, through its wholly owned subsidiary,
Magellan Petroleum Australia Limited, and its majority controlling interest in
Nautilus Poplar LLC, is engaged in the sale of oil and gas and the exploration for and development of oil and gas reserves worldwide. The Company engages in oil and gas exploration and production in Australia,  North America, and the
United Kingdom .
The Company has a differentiated business model guided by personnel with over 100 man-years of large oil company experience.
It works to capture discovered, but “under-exploited” natural gas and
oil reserves.   It adds value through unconventional commercial solutions
(Methanol) and in tertiary reservoir plays centered around CO2 flooding.    The
Company pulls together large Company partners for development endeavors;
we work at the moment with Petronas, Shell, and Osaka Gas.

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 4
1)
Pacific Strategy (Australia):
– Develop recent acquisition of large Natural Gas Field targeting growing markets for Methanol
2)
North America Strategy (Montana):
– Infill and CO2 Enhanced Oil Recovery project in the Charles with 80mmbbl upside +
– 23,000 acres in Bakken fractured oil shale play
3) Legacy Assets:
– No debt, Strong Legacy Assets, Cash Reserves, Unique Equity Growth Potential
Why Invest in MPET
Up to 8 TCF - Methanol
ENHANCED OIL RECOVERY
BAKKEN
BALANCE SHEET FLEXIBILITY

NASDAQ: MPET Magellan Petroleum Corporation www.magellanpetroleum.com IPAA OGIS LONDON Page 5 Up to 8 TCF Gas to Methanol

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 6
Evans Shoal
Abadi 10-14.5 TCF
Evans Shoal
Up to 8 TCF
Heron /Blackwood   1.5 TCF
Greater Sunrise  6+ TCF
Petrel & Tern 2 TCF
Caldita - Barossa  6 TCF
Bayu Undan 8 TCF
Kelp  700 BCF
Frigate Deep 500 BCF
Black Tip  500 BCF
Darwin
Chuditch 700 BCF
Evans Shoal  Up to 8 TCF
Up to 8 TCF - Methanol
•
Contract to acquire 40% interest in field
•
Up to 8 TCF contingent resource
•
Potential 3.9 mmtpy Methanol
•
Strong methanol demand from China
•
Longer-term LNG prize
Central
Darwin
(pop 120,000)
Bayu Undan
LNG
(complete)
East Jetty
(offtake
connections)
NT Power Plants
Methanol
Plant Sites

Magellan petroleum

Demand into energy applications expected to drive higher industry growth
(000s tonnes)
2009 - 2014 CAGR: 8%
1995 - 2008 CAGR: 4.5%
60,000
50,000
40,000
30,000
20,000
10,000
0
MTBE/TAME
Formaldehyde
Acetic Acid
Gasoline/Fuel/Biodiesel
DME
Other
ource: Chemical Market Associates Inc. (CMAI) World Methanol Analysis, March 2010
Excludes 6.2 million tonnes of forecasted methanol demand for methanol to olefins and propylenes (captive demand) in 2010-2014

Methanol demand into energy applications has continued to grow at high rates despite the recent economic slowdown
Fuel Blending (incl Biodiesel)
DME
Millions of Tonnes
10
8
6
4
2
0
2006
2007
2008
2009
e: CMAI, March 2010

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 7
Growing Methanol Markets
Source: CMAI and recent Methanex presentations
Source: CMAI and recent Methanex presentations
Annual Growth Rates of 8%
Vehicle fuel supplement in China
Derivative supplements propane systems
Uses CO2 in production process
Is liquid at ambient temperature

400m
300m
200m
125m
100m
75m
50m
25m
Northern Bonaparte Gas Province

Evans Shoal Size
•
Contingent Resource estimated at 6.5-8 TCF
–
enough to support several MeOH trains
•
CO
2
content above 18% - limited issue given
commercialization scheme
•
Hub Location
•
Shallow Water
•
Ideal for lower-cost jackup drilling
•
Full 3D seismic coverage
•
Structural closure of 180-215 sq miles
NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 8

Bergen
Bronx
Essex
New York
Hudson
Queens
Kings
Richmond

NASDAQ: MPET www.magellanpetroleum.com IPAA OGIS LONDON 9 Geographic structure size

NPV $mln USD
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Upstream
Downstream
Integrated
NPV @ 8%
NPV @ 12%
NPV @ 15%
IRR

Gross 100% Field Valuation	As of End of 2009	NPV @ 8%	NPV @ 12%	NPV @ 15%	IRR
	Upstream	2,149	1,285	892	43%
	Downstream	2,489	913	237	16%
	Integrated	4,721	2,233	1,147	21%
	Upstream incl add'l value	2,931	1,812	1,287	49%

Evans Shoal Potential Value
•
Contract to acquire a 40% WI
•
$860 million in net value
Using one-third of reserves, before acquisition costs
•
$1.172 billion in net value
When remaining undeveloped reserves included
•
Positive economic setting
Figures are $000s
Wood Group – pre-
FEED Engineering
Analysis
PFC Energy –
MeOH
Market Analysis
Evans Shoal
Economic Model
Final NAV Analysis
NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 10

NASDAQ: MPET Magellan Petroleum Corporation www.magellanpetroleum.com IPAA OGIS LONDON Page 11 Enhanced Oil Recovery Bakken

Montana
North Dakota
South Dakota
Nebraska
Colorado
N
150
Miles

Weyburn CO2 Flood 1.4bn OIIP
Apache Midale CO2 Flood 500mm OOIP
Estevan Complex 1092MW
t 562MW
Bakken play
853mmbbl OIIP
Elm Coulee Bakken play
CO2 pipeline
Dakota Gas
North Da
83
2

Poplar
Dome
Poplar, Montana
•
Between 700 and 800 mmbbls OOIP
•
23,000 acres  Bakken “deep prospects”
•
Available CO2 sources for EOR
•
Multiple production zones
Poplar Field
Area of Interest for Enhanced Oil
Recovery in Northern Rockies
ENHANCED OIL RECOVERY
BAKKEN
NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 12

Schematic Diagram of Play Types Fort Peck Reservation
EAST
Duperow
Interlake
Charles
Winnipeg
Deadwood
Poplar Dome
No Scale - Drawing is approximate width of Reservation
PLAY TYPES - Explanation
1 - Mississippian-Madison Charles Structure Play
2 - Ordovician Red River Play
3 - Devonian Nisku/Duperow Salt Collapse Play
4 - Silurian Interlake Play
5 - Pre-Red River Gas Play Winnipeg/Deadwood
6 - Fractured Bakken Play
7 - Shallow Biogenic Gas

ERA
SYSTEM
FORMATION OR GROUP
TERTIARY
Fort Union Group
MESOZOIC
CRETACEOUS
Upper
Lower
Montana Group
Colorado Group
Inyan Kara Group
Dakota Group
JURASSIC
Morrison Formation
Swift Formation
Rierdon Formation
Piper Formation
Nesson Formation
TRIASSIC
Spearfish Formation
PALEOZOIC
PERMIAN
Minnekahta Limestone
Opeche Formation
Minnelusa Formation
PENNSYLVANIAN
Amsden Group
Tyler Formation
MISSISSIPPIAN
Big Snowy Group
Heath Formation
Otter Formation
Kibbey Formation
Charles Formation
Madison Group
Mission Canyon Limestone
Lodgepole Limestone
Bakken Formation
DEVONIAN
Three Forks Formation
Duperow Formation
Souris River Formation
Dawson Bay Formation
Prairie Formation
Winnipegosis Formation
SILURIAN
Interlake Formation
ORDOVICIAN
Stony Mountain Formation
Red River Formation
Winnipeg Formation
CAMBRIAN
Deadwood Formation
PRECAMBRIAN
Pre-Beltian
Oil
Gas
Source rock
Source: US Geological Survey

NASDAQ: MPET www.magellanpetroleum.com IPAA OGIS LONDON 13 Poplar, Montana • Dome Structure • 23,000 acres Bakken “deep prospects” • Multiple production zones • Current production from only one zone

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 14
Poplar Montana Potential
OOIP 800 mmbbls
Cum. Production (11/09) 52 mmbbls
Current Recovery (%) 7%
Infill Drilling Targeted EUR 15 mmbbls
Recovery w/ Infill Drilling 8%
CO2
Flood at 10%IR
Targeted EUR
80 mmbbls
Total Targeted EUR 147 mmbbls
Total Recovery 18%
Up to 80 mmbbl recoverable with a successful
Enhanced Oil Recovery of OOIP  (Tertiary CO2 flood or other)
10% recovery in our success case
Average industry success rate is between 12-17%
Some projects yield only 2-4%
OOIP includes only Charles Zone
Multiple oil pay zones including
23,000 Acres of yet-to-be-drilled
Bakken formation
Seeking partners
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
'10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34
000 bbls per year
Potential Production Profiles
CO2 FULL
CO2 PILOT
INFILL
BASE

NASDAQ: MPET Magellan Petroleum Corporation www.magellanpetroleum.com IPAA OGIS LONDON Page 15 Legacy Assets

Magellan petroleum

Northern Territory
Alice Springs
OL 4
OL 5
OL 3
RL 2
Palm Valley gas field
Magellan - 35%
Santos - 65% (Operator)
Magellan - 52% (Operator)
Santos - 48%
Dingo gas field
Magellan - 34.3%
Santos - 65.7%(Operator)
AMADEUS
BASIN

Prospect B
Prospect A
WESSEX BASIN
WEALD BASIN

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 16
Existing onshore licenses and production
Mereenie Oil Field,  onshore Australia
o
$175 million PV-10 gross,  Magellan is 35%
Possible 70mmboe of contingent resource on the western end (not in PV)
Proven reserves of 150BCF and 2 mmbbls
Significant Bakken-style drilling technology potential
Operator, Santos has their 65% for sale
Could sell given positive developments in Santos sale effort – else, takeover and develop
Palm Valley Gas Field,  onshore Australia
o
$45 million PV-10,  Magellan is 52% and operator
Proven reserves of 40 BCF
New gas sales contract for remaining life of reserves
Could sell as part of Santos process
United Kingdom drilling development
o
Offset drilling to existing oil production
Two or three near-term well candidates
Some licenses offset the large  Wytch Farm field
Deep Gas potential (farm-out discussions now)
Available for sale
Legacy Assets

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 17
Comparison MPET vs. IOC
Company Variables
Interoil - IOC Magellan – MPET
Shares Outstanding (millions)
44.85 51.9
Share Price
$ 47.39 $ 1.82
Market Capitalization  ($mm)
$ 2,125.0 $  94.5
Cash  and prepaid  ($mm)
$      75.8 $  48.2
Debt    ($mm)
$      52.6 $    0.5
Value of  Proven Reserves or Related Processing ($mm)
$    365.0 $ 110.0
Onshore Aust & Mont
Remaining Cost of Evans Shoal Acquisition ($mm)
$  71.0
EV of Resources
($mm)
$  1,736.8 $  < 20
Identified Net Resources  (mmboe)
900 515
net of CO2
Identified Net Resources - to be developed by 2014 (mmboe)
457 230
net of CO2
Location
Papua NG Montana & Australia
Commercialization
LNG & NGL Methanol & CO2 flood
EV/ Resource BOE
$1.93 $  <0.05
EV/ Resources to be Developed
$3.80 $  <0.05

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 18
Why Invest in MPET
Up to 8 TCF   Contingent Resource
Legacy Assets
Management Team
700- 800mmbbls OOIP
Evans Shoal,
Australia
Amadeus Basin, Australia
Poplar, Montana
USA
Weald-Wessex, United Kingdom
Methanol to
Asian Market
CO2 EOR
Up to10%
Recovery =
80mmbbls
Cash
Cash
Execution
Infill, CO2 Flood
and
Bakken
Farmout
Development
Experience
Negotiations
Development
Unique Undervaluation

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 19
Cash Position and Value
75
150
225
300
US$ millions  (net to Magellan)
$375mm
Market Cap
Liquidation
Sale of gas to Darwin, as
Mini-LNG, or as Methanol
fuel gas
Cash and Prepaid
Deduct “New”
Admin Cost
Gas sale Value
Current Effort – Future Growth
• Evans Shoal Development
• Montana Development
• Mereenie Redevelopment
• Equity Acquisition
• UK Discovery
$ 2 per share -----
$ 4 per share -----
$ 6 per share -----

NASDAQ: MPET     www.magellanpetroleum.com IPAA OGIS LONDON 20
Corporate Profile
Walter McCann
Chairman
Ex President, The American International University
Chapel Hill, North Carolina
William Hastings
President / CEO
Portland, Maine
Nikolay Bogachev, Director
Independent Investor
President
Young Energy Prize S.A
Annisquam, Massachusetts
J. Thomas Wilson, Director
Oil and Gas Advisor
Denver, Colorado
J. Robin West, Director
President, PFC Energy
Washington D.C.
Donald Basso, Director
Geological Consultant
Calgary, Canada
Robert Mollah, Director
Geophysics Consultant
Brisbane, Australia
Ronald Pettirossi, Director
Consultant-CPA
Vero Beach, Florida
Directors
Deloitte & Touche LLP
185 Asylum Street
City Place I
Hartford, Connecticut 06103
(860) 280-3000
Auditors
Bernstein Shur, Sawyer & Nelson
100 Middle Street
West Tower
Portland, Maine
04101
(207) 774-1200
Legal Council Management
William H. Hastings
Chief Executive Officer
Susan M. Filipos
Controller/ Interim CFO
Daniel J. Samela
Vice President, New Ventures
J. Thomas Wilson
Technical Advisor
Jeffrey G. Tounge
Manager, Commercial Operations
Jeff Tounge
Manager, Commercial Operations
Magellan Petroleum Corp
Tel: (207) 614-8504
Mob: (207) 850-0099
JTounge@magellanpetroleum.com
Stock Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane
New York, New York 10038
(800) 937-5449
(212) 936-5100
(718) 921-8336 fax
Investor Relations Contact

NASDAQ: MPET Magellan Petroleum Corporation www.magellanpetroleum.com IPAA OGIS LONDON Page 21 … A new direction